UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

FutureTech II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41289	87-2551539
(Commission File Number)	(IRS Employer Identification No.)

128 Gail Drive
New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 316-4805

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	FTIIU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	FTII	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FTIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment of Certificate of Incorporation

As described in more detail in Item 5.03, the stockholders (the “Stockholders”) of FutureTech II Acquisition Corp., a Delaware corporation (the “Company”) approved the Founder Share Amendment Proposal (defined below) at the special meeting held on November 18, 2024 (the “Special Meeting”) following the notice provided by the Definitive Proxy filed on Schedule 14A on October 31, 2024, as amended by Amendment No. 1 filed on November 4, 2024 and as supplemented by the Supplement filed on November 15, 2024 (collectively, the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) to amend the Company’s existing certificate of incorporation dated as of August 19, 2021, as amended and restated on February 17, 2022 by that certain Amended and Restated Certificate of Incorporation, as further amended on August 17, 2023 by that certain Amendment to the Amended and Restated Certificate of Incorporation and as further amended on February 14, 2024 by that certain second Amendment to the Amended and Restated Certificate of Incorporation (collectively, the “Existing Charter”), by the Amendment to the Existing Charter (the “Charter Amendment”) (attached hereto as Exhibit 3.1), to provide for the right of the holders of Class B common stock, par value $0.0001 per share to convert such shares of Class B common stock into shares of Class A common stock, par value $0.0001 per share on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”) in order to authorize the Company to regain compliance with the Nasdaq Global Market (“Nasdaq”) for purposes of complying with Listing Rule 5450(b)(2)(A), which requires the Company to maintain market value of listed securities of at least $50 million for the previous thirty (30) consecutive trading days for continued listing on Nasdaq. Following approval of the Founder Share Amendment Proposal by the Stockholders, the Company promptly adopted and filed the Charter Amendment with the Secretary of State of the State of Delaware.

The foregoing summary is qualified by the full text of the Charter Amendment, which is included as Exhibit 3.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

As approved by its stockholders at the Special Meeting, the Company filed the Charter Amendment with the Delaware Secretary of State on November 21, 2024, (1) to extend the date by which the Company has to consummate a business combination for an additional nine months, from November 18, 2024 (the “Termination Date”) to up to August 18, 2025, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time after the Termination Date, until August 18, 2025 or a total of up to nine months after the Termination Date, or such earlier date as determined by the Company’s board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred (the “Extension”), provided that FutureTech II Partners LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) an aggregate amount equal to $0.05 multiplied by the number of public shares of the Company that are not redeemed for such Extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination; and (2) to provide the holders of Class B common stock, par value $0.0001 per share, with the right to convert such shares of Class B common stock into shares of Class A common stock, par value $0.0001 per share, on a one-to-one basis at the election of such holders in order to authorize the Company to regain compliance with Nasdaq for purposes of complying with Listing Rule 5450(b)(2)(A), which requires the Company to maintain market value of listed securities of at least $50 million.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

On the record date of October 11, 2024, the Company had 5,829,510 shares entitled to vote at the Special Meeting, among which 4,477,351 shares were present at the virtual meeting or by proxy, representing 76.8% of the shares entitled to vote at the Special Meeting. The Stockholders voted on two (2) proposals presented, as described in the Proxy Statement, and cast their votes as described below:

Proposal 1 – Charter Amendment Proposal

The Stockholders approved the Charter Amendment Proposal to extend the Business Combination Period to August 18, 2025, by revising Section 9.1(b) of the Existing Charter. Approval of the Charter Amendment Proposal required the affirmative vote of at least sixty-five percent (65%) of the Company’s outstanding common shares. The following is a tabulation of the voting results:

FOR		AGAINST		ABSTAIN		BROKER NON-VOTES
Number	%	Number	%	Number	%	Number	%
4,176,408	71.64%	300,943	5.16%	0	0	n/a	n/a

The Charter Amendment Proposal was approved by Stockholders holding 71.64% of the Company’s outstanding common shares.

Proposal 2 – The Founder Share Amendment Proposal

The Stockholders approved the Founder Share Amendment Proposal. Approval of the Founder Share Amendment Proposal requires the affirmative vote of both (x) a majority of the holders of outstanding common stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class. The following is a tabulation of the voting results:

Class A and Class B common stock voting together as a single class:

FOR		AGAINST		ABSTAIN		BROKER NON-VOTES
Number	%	Number	%	Number	%	Number	%
4,377,351	75.09%	100,000	1.72%	0	0	n/a	n/a

Class B common stock:

FOR		AGAINST		ABSTAIN		BROKER NON-VOTES
Number	%	Number	%	Number	%	Number	%
2,875,000	100.00%	0	0	0	0	n/a	n/a

Accordingly, the Founder Share Amendment Proposal was approved by (x) 75.09% of the Company’s outstanding common shares voting together as a single class, and (y) 100% of the holders of outstanding Class B Common Stock voting as a separate class.

A vote for the proposal to authorize adjournment of the Special Meeting was unnecessary.

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Item 8.01.	Other Events.

In connection with the Stockholders’ vote at the Special Meeting on November 18, 2024, 1,564,549 shares of the Company’s publicly traded common stock were tendered for redemption.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Amendment to the Amended and Restated Certificate of Incorporation of FutureTech II Acquisition Corp.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.

Date: November 22, 2024	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer

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